UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2014 (May 19, 2014)

RCS Capital Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-35924	38-3894716
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

405 Park Ave., 15th Floor New York, NY	10022
(Address of principal executive offices)	(Zip Code)

(866) 904-2988

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.

RCS Capital Corporation to Acquire Validus/Strategic Capital Partners, LLC

On May 19, 2014, RCS Capital Corporation (the “Company”) entered into a Membership Interest Purchase Agreement (“Purchase Agreement”) by and among Validus/Strategic Capital Partners, LLC (“VSCP”), Strategic Capital Companies, LLC and Carter Validus Holdings I, LLC as sellers (collectively, the “Sellers”), Mario Garcia, Jr. as the sellers’ representative (the “Sellers’ Representative”), and the executives, certain individual indirect owners of VSCP and the guarantor party thereto, whereby the Company will purchase all outstanding membership interests of VSCP (the “Purchase”). Strategic Capital Advisory Services, LLC, a wholly-owned subsidiary of VSCP, provides advisory and operational services with respect to non-exchange traded direct investment products. SC Distributors, LLC, an indirect wholly-owned subsidiary of VSCP, is a financial services distribution organization focused on direct investment products. None of the Sellers, the Sellers’ Representative or VSCP has a material relationship with the Company and the Purchase will not be an affiliated transaction. The obligations of the Company and VSCP to close the Purchase are subject to satisfaction or waiver of customary closing conditions, including: (a) no governmental prohibitions, injunctions or restraints to the closing; (b) receipt of all governmental approvals; and (c) receipt of approval of FINRA Rule 1017 Continuing Membership Application. The obligations of the Company to close the Purchase are subject to satisfaction or waiver of additional closing conditions, including: (i) continued satisfaction in all material respects of the VSCP representations and warranties; (ii) material performance by VSCP and the Sellers of their covenants and obligations; (iii) satisfaction of all obligations and liabilities under VSCP long-term incentive plans; (iv) receipt and continued effectiveness of third-party consents; (v) no VSCP material adverse effect; (vi) satisfaction by VSCP and its broker-dealer subsidiaries of the applicable minimum net capital requirements under the Securities Exchange Act of 1934; (vii) continued effect of certain VSCP employment agreements; and (viii) receipt by the Company of resignations of VSCP directors and officers identified by the Company. The obligations of VSCP and the Sellers to close the Purchase are subject to satisfaction or waiver of additional closing conditions, including: (i) continued satisfaction in all material respects of the Company’s representations and warranties; (ii) material performance by the Company of its covenants and obligations; and (iii) no Company material adverse effect.

At the closing, the Company shall pay to the Sellers in cash an amount equal to (i) the sum of $60,000,000 and the amount by which the estimated working capital of VSCP and its subsidiaries (the “VSCP Companies”) exceeds their target working capital minus (ii) the sum of (a) the total outstanding debt of the VSCP Companies immediately prior to closing, (b) the amount by which the target working capital of the VSCP Companies exceeds their estimated working capital and (c) related transaction expenses. Pursuant to the Purchase Agreement, upon closing, the Company shall also issue to the Sellers an aggregate number of shares of the Company’s Class A Common Stock, par value $0.001 per share (“Class A Shares”) equal to (i) $10,000,000 divided by (ii) the volume weighted average closing price of Class A Shares for the ten days immediately prior to the date of issuance of such Class A Shares.

In addition, on the 90th day following the closing date, the Company shall make an aggregate cash payment of $10,000,000 to the Sellers.

Pursuant to the Purchase Agreement, the Company shall also make earn-out payments to the Sellers following the fiscal years ended December 31, 2015 (“FY 2015”) and December 31, 2016 (“FY 2016”) based on adjusted EBITDA of the VSCP businesses during those fiscal years. The aggregate amount of each such earn-out payment (the “Earn-Out Amount”) will be calculated pursuant to the terms of the Purchase Agreement. Fifty percent of the Earn-Out Amount will be paid in cash and fifty percent of the Earn-Out Amount will be paid in Class A Shares.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which will be filed with the U.S. Securities and Exchange Commission (the “SEC”) as an exhibit to its next Quarterly Report on Form 10-Q.

Item 7.01. Regulation FD Disclosure.

Investor Presentation

The Company prepared an investor presentation with respect to the Purchase. Directors, officers and other representatives of the Company and VSCP intend to present some of or all of such investor presentation at various conferences and meetings in the coming months. A copy of the investor presentation is furnished as Exhibit 99.1 to this Current Report on Form 8-K. Such investor presentation shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Item 7.01, as well as Exhibit 99.1, shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation language in such filing.

Item 8.01. Other Events.

Press Release

On May 20, 2014, the Company issued a press release announcing the execution of the Purchase Agreement and related information, a copy of which is attached to this Current Report on Form 8-K as Exhibit 99.2 and is incorporated herein by reference.

Forward-Looking Statements

Information set forth in this Current Report on Form 8-K (including information furnished, included or incorporated by reference herein) contains “forward-looking statements” (as defined in Section 21E of the Exchange Act), which reflect the Company’s expectations regarding future events. The forward-looking statements involve a number of risks, uncertainties and other factors that could cause actual results to differ materially from those contained in the forward-looking statements. Such forward-looking statements include, but are not limited to, whether and when the transactions contemplated by the Purchase Agreement will be consummated, plans for the operations of the Company post-closing, market and other expectations, objectives, intentions, as well as any expectations or projections with respect to the Company post-closing, including regarding future dividends and market valuations, and other statements that are not historical facts.

The following additional factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: the ability to obtain requisite approvals for the Purchase, including, among other things, regulatory approval of certain changes in control of VSCP’s FINRA-regulated broker-dealer businesses; market volatility; unexpected costs or unexpected liabilities that may arise from the Purchase, whether or not consummated; the inability to retain key personnel; the deterioration of market conditions; and future regulatory or legislative actions that could adversely affect the parties to the Purchase Agreement. Additional factors that may affect future results are contained in the Company’s filings with the SEC, which are available at the SEC’s website at www.sec.gov. The Company disclaims any obligation to update and revise statements contained in these materials based on new information or otherwise.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Investor Presentation

99.2	Press Release dated May 20, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RCS Capital Corporation

Date: May 20, 2014	By:	/s/ William M. Kahane
	Name:	William M. Kahane
	Title:	Chief Executive Officer and Director